April 23, 2013 1 United Stationers Inc. Earnings Presentation First Quarter 2013 TO BE FILED IN CONJUNCTION WITH PRESS RELEASE Exhibit 99.2

April 23, 2013 2
Forward Looking Statements and
Non-GAAP Measures
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results or events and other statements that are not strictly historical in nature.  These statements are based on management’s current expectations, forecasts and assumptions.  This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to the following:  prevailing economic conditions and changes affecting the business products industry and the general economy;
United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and, therefore, the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key vendors at competitive prices; United’s ability to maintain its existing information technology systems and the systems and eCommerce services that it provides to customers, and to successfully procure, develop and implement new systems and services without business disruption or other unanticipated difficulties or costs; the creditworthiness of United’s customers; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s success in effectively identifying, consummating and integrating acquisitions; the risks and expense associated with United’s obligations to maintain the security of private information provided by United’s customers; the costs and risks related to compliance with laws, regulations and industry standards affecting
United’s business; the availability of financing sources to meet United’s business needs; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this presentation is made as of this date only, and the company does not undertake to update any forward-
looking statement.  Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time.  It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information.  A reconciliation of these items to the most comparable GAAP measures is presented on the company’s
Website (www.unitedstationers.com) under the Investor Information section.  Except as noted, all references within this presentation to financial results are presented in accordance with U.S. Generally Accepted Accounting Principles.
Certain prior-period amounts have been reclassified to conform to the current presentation.

April 23, 2013 3
Q1 2013 Headlines
Workday adjusted sales were down 0.1%, compared to Q1 2012, at $1.25 billion.
Adjusted earnings per diluted share were $0.56* up 24%, compared to an adjusted Q1 2012 EPS of $0.45*.
Gross margin of $188.5 million, or 15.1% of sales, was up from $180.9 million, or 14.2% of sales, in the prior-year.
Adjusted operating expenses in Q1 2013 were $148.9 million* or 11.9%* of sales compared to an adjusted $143.1 million* or 11.3%* of sales.
Adjusted operating income was $39.7 million*, or 3.2%* as a percent of sales, and up from $37.8 million*, or 3.0%* of sales, in the prior-year quarter.
Adjusted net income was $22.8 million*, compared to $19.0 million* in Q1
2012.
Net cash used in operating activities was $13.4 million in Q1 2013.
During the quarter, the Company repurchased 0.2 million shares for $7.1 million and paid a cash dividend of $5.6 million to common shareholders.

April 23, 2013 4
First Quarter 2013 P&L
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ thousands (except EPS)
QTD Q1 2013 QTD Q1 2013 QTD Q1 2012 QTD Q1 2012 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,250,485 $  1,271,647 $  (21,162) $   (1.6%)
Workday Adjusted Sales Growth (0.1%)
Gross Margin 188,525 15.08% 180,929 14.23% 7,596 4.2% 85
Operating Expense 163,284 13.06% 149,337 11.74% (13,947) (9.3%) (132)
Operating Income 25,241 2.02% 31,592 2.49% (6,351) (20.1%) (47)
Interest & Other 3,113 7,166 4,053
Taxes 8,254 9,314 1,060
Net Income 13,874 $       15,112 $       (1,238) $
Diluted Shares (000s) 40,628 42,420 (1,792) (4.2%)
Diluted EPS 0.34 $          0.36 $          (0.02) $      (5.6%)
Adjusted to exclude non-operating items *
Adjusted Operating Expense 148,852 $     11.91% 143,090 $     11.25% (5,762) $    (4.0%) (66)
Adjusted Operating Income 39,674 3.17% 37,839 2.98% 1,835 4.9% 19
Adjusted Net Income 22,822 18,985 3,837 20.2%
Adjusted Diluted EPS 0.56 $          0.45 $          0.11 $       24.4%

April 23, 2013 5
Sales by Product Category – Q1 2013
Sales Sales Sales Sales Sales
growth (decline) growth (decline) growth (decline) growth (decline) growth (decline)
Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012
Category vs Q1 2012 vs Q4 2011 vs Q3 2011 vs Q2 2011 vs Q1 2011
Technology (5.9%) (0.1%) (4.5%) (2.8%) (6.2%)
Office Products (6.5%) 1.2% 1.3% (0.8%) 1.8%
Janitorial/
Breakroom 3.0% 1.9% 2.3% 5.9% 12.0%
Industrial 35.7% 30.3% 7.0% 13.2% 21.3%
Furniture (3.0%) 3.9% (2.9%) 0.3% 0.8%
Technology
30%
Office Products
26%
Janitorial/
Breakroom
27%
Furniture
6%
Industrial
11%
Q1 2013
Sales Mix

April 23, 2013 6
Sales by Channel – Q1 2013
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012
Channel vs Q1 2012 vs Q4 2011 vs Q3 2011 vs Q2 2011 vs Q1 2011
Independent
& Other 0.1% 3.8% 1.0% 3.6% 6.0%
Nationals (1.3%) 1.9% (7.4%) (12.2%) (14.8%)
Independent
& Other
87%
Nationals
13%
Q1 2013

April 23, 2013 7
Gross Margin
dollars in millions
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
Dollars $180.9 $188.3 $203.8 $201.7 $188.5
Rate 14.2% 14.8% 15.8% 16.2% 15.1%
10.0%
12.5%
15.0%
17.5%
20.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0

April 23, 2013 8
Adjusted Operating Expense*
dollars in millions
Q1 12 * Q2 12 Q3 12 Q4 12 Q1 13 *
Dollars $143.1 $137.9 $140.1 $146.3 $148.9
Rate
11.3% 10.8% 10.9% 11.8% 11.9%
7.5%
10.0%
12.5%
15.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0

April 23, 2013 9
Adjusted Operating Income*
dollars in millions
Q1 12 * Q2 12 Q3 12 Q4 12 Q1 13 *
Dollars $37.8 $50.3 $63.6 $55.4 $39.7
Rate 3.0% 3.9% 4.9% 4.4% 3.2%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0

April 23, 2013 10
Adjusted Earnings per Share*
shares in millions
Q1 12 * Q2 12 Q3 12 Q4 12 Q1 13 *
EPS $0.45 $0.66 $0.91 $0.81 $0.56
Diluted Shares 42.420 40.887 40.530 40.406 40.628
-
1.000
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90

April 23, 2013 11
Working Capital Summary
$ Millions 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013
Accounts Receivable 642.0 $         655.0 $         669.0 $         658.8 $            632.2 $
Inventories (LIFO) 672.3            692.9            643.6            767.2               726.2
Accounts Payable 433.7            446.6            443.0            495.3               431.9
Q1 12 Q2 12 Q3 12 Q4 12 Q1 13
Net Trade A/R DSO 40                  40                  40                  40                    39
Inventory Turns 6.2                 6.4                 6.5                 5.9                   5.7
A/P as % Inventory (LIFO) 65% 64% 69% 65% 59%
A/P as % Inventory (FIFO) 56% 56% 59% 57% 52%

April 23, 2013 12
Cash Flows
QTD QTD QTD QTD 2012 QTD
$ Millions Q1 12 Q2 12 Q3 12 Q4 12 YTD Q1 13
Net Income 15.1 $           27.0 $           36.8 $           32.9 $           111.8 $         13.9 $
Depreciation & Amortization 8.8               9.0               9.2               10.1             37.1             9.7
Share-based compensation 1.9               1.3               2.0               3.5               8.7               2.4
Change in Accounts Receivable 17.6             (13.2)            (13.7)            31.1             21.8             26.3
Change in Inventory 70.0             (21.1)            49.7             (88.2)            10.4             40.8
Change in Accounts Payable (65.3)            12.8             (3.5)              40.3             (15.7)            (63.2)
Change in Other Working Capital (2.4)              5.4               19.4             (0.5)              21.9             (30.6)
Change in Working Capital 19.9             (16.1)            51.9             (17.3)            38.4             (26.7)
Other (17.8)            (0.8)              7.5               4.9               (6.2)              (12.7)
Adjusted cash provided by operating
activities 27.9             20.4             107.4            34.1             189.8            (13.4)
Capital Expenditures (4.5)              (5.8)              (10.0)            (12.5)            (32.8)            (9.1)
Proceeds from disposition of fixed assets 0.1               0.0               0.1               0.6               0.8               0.1
Net cash used for capital expenditures * (4.4)              (5.8)              (9.9)              (11.9)            (32.0)            (9.0)
Free Cash Flow * 23.5 $           14.6 $           97.5 $           22.2 $           157.8 $         (22.4) $

April 23, 2013 13
Debt and Capitalization
$ Millions 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013
Debt 512.2 $      527.1 $      455.0 $      524.4 $      537.0 $
Equity 682.6         689.2         710.8         738.1         754.1
Total capitalization 1,194.8 $    1,216.3 $    1,165.8 $    1,262.5 $    1,291.1 $
Debt-to-total capitalization 42.9% 43.3% 39.0% 41.5% 41.6%